                                                                   Exhibit 24.1

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                 /s/ W. Alan McCollough
                                          _____________________________________
                                                   W. Alan McCollough

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                /s/ Michael T. Chalifoux
                                          _____________________________________
                                                  Michael T. Chalifoux

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                   /s/ Philip J. Dunn
                                          _____________________________________
                                                     Philip J. Dunn

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                  /s/ Richard N. Cooper
                                          _____________________________________
                                                    Richard N. Cooper

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                  /s/ Barbara S. Feigin
                                          _____________________________________
                                                    Barbara S. Feigin

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                  /s/ James F. Hardymon
                                          _____________________________________
                                                    James F. Hardymon

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                /s/ Robert S. Jepson Jr.
                                          _____________________________________
                                                  Robert S. Jepson Jr.

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                  /s/ Hugh G. Robinson
                                          _____________________________________
                                                    Hugh G. Robinson

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                  /s/ Walter J. Salmon
                                          _____________________________________
                                                    Walter J. Salmon

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                  /s/  Mikael Salovaara
                                          _____________________________________
                                                    Mikael Salovaara

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                  /s/ Richard L. Sharp
                                          _____________________________________
                                                    Richard L. Sharp

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                    /s/ John W. Snow
                                          _____________________________________
                                                      John W. Snow

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2001.

                                                   /s/ Alan L. Wurtzel
                                          _____________________________________
                                                     Alan L. Wurtzel

                               Power of Attorney

   The undersigned hereby constitutes and appoints W. Alan McCollough and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of the offer and sale of Circuit City Stores, Inc.--CarMax Group Common Stock, par value $.50 per share, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission (including any registration statement related to the offering contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

   The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 2001.


                                                   /s/ Carolyn Y. Woo
                                          _____________________________________
                                                     Carolyn Y. Woo